Exhibit 32.1

                                  CERTIFICATION

In connection with the Quarterly Report of Global Pharmatech, Inc. (f/k/a Autocarbon, Inc., the "Company") on Form 10-Q for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.


Dated: August 14, 2008                     /s/ Lianqin Qu
                                           -------------------------------------
                                           Lianqin Qu
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)


Dated: August 14, 2008                     /s/ Zongsheng Zhang
                                           -------------------------------------
                                           Zongsheng Zhang
                                           Chief Financial Officer
                                           (Principal Financial Officer)